                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 15, 2005
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                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                          333-127304                    13-3439681
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)

388 Greenwich Street, New York, New York                                10013
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code(212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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          On November 15, 2005, a pooling and servicing agreement, dated as of
November 1, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among Citigroup Commercial Mortgage Securities Inc. as depositor (the
"Registrant"), Midland Loan Services, Inc. as master servicer, LNR Partners,
Inc. as special servicer, LaSalle Bank National Association as trustee, and ABN
AMRO Bank N.V. as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled CD
2005-CD1 Commercial Mortgage Trust (the "CD 2005-CD1 Commercial Mortgage
Trust"), Commercial Mortgage Pass-Through Certificates, Series 2005-CD1 (the
"Certificates"). Certain classes of the Certificates, designated as Class A-1,
Class A-1D, Class A-2FL, Class A-2FX, Class A-3, Class A-SB, Class A-4, Class
A-1A, Class A-M, Class A-J, Class B, Class C, Class D and Class E (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-127304). The
Publicly-Offered Certificates were sold to Citigroup Global Markets Inc.
("Citigroup"), Deutsche Bank Securities Inc., PNC Capital Markets, Inc., Banc of
America Securities LLC, Lehman Brothers Inc., Nomura Securities International,
Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of October 27, 2005 (the
"Underwriting Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "CGMRC
Mortgage Loans") were acquired by the Registrant from Citigroup Global Markets
Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the "CGMRC Mortgage Loan Purchase Agreement").
Certain other of the mortgage loans backing the Publicly-Offered Certificates
(the "Deustche Bank Mortgage Loans") were acquired by the Registrant from German
American Capital Corporation ("GACC") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the "Deustche Bank Mortgage
Loan Purchase Agreement"). Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "PMCF Mortgage Loans") were acquired by the
Registrant from Prudential Mortgage Capital Funding, LLC ("PMCF") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the
"PMCF Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the
"PNC Bank Mortgage Loan Purchase Agreement"; the CGMRC Mortgage Loan Purchase
Agreement, the Deustche Bank Mortgage Loan Purchase Agreement, the PMCF
Mortgage Loan Purchase Agreements and the PNC Bank Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, GACC, PMCF or PNC Bank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a

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filing previously made on November 14, 2005 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number
333-127304-01, for the CD 2005-CD1 Commercial Mortgage Trust, and the
description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the
Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the
Registrant for the CD 2005-CD1 Commercial Mortgage Trust.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 17, 2005

                                        CITIGROUP COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By:    /s/ Angela Vleck
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                                        Name:  Angela Vleck
                                        Title: Vice President

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